Note 3 - Notes Receivable	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Receivables [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]

Note 3:       Notes Receivable

Effective July 2012, the Company sold a company-owned clinic, including the license agreement, equipment, and customer base, in exchange for a $90,000 unsecured promissory note. The note bears interest at 6% per annum for fifty-four months and requires monthly principal and interest payments over forty-two months, beginning August 2013 and maturing January 2017. The outstanding balance of the note as of June 30, 2015 and December 31, 2014 was $45,711 and $59,269, respectively.

Note 3:      Notes Receivable

Effective July 2012, we sold the assets of our company-owned clinic, including the equipment and customer base, in exchange for a $90,000 promissory note. The note bears interest at 6% per annum for fifty-four months and requires monthly principal and interest payments over forty-two months, beginning August 2013 and maturing January 2017. The outstanding balance on the note as of December 31, 2014 and 2013 was $59,269 and $85,198, respectively and is uncollateralized.

Note Receivable — Related Party

Effective October 2012, a stockholder and former director of the Company transferred ownership in his clinic to a third party. In connection with this transaction we assessed a contractual transfer fee of $21,750 and accepted the promissory note as payment. The note has not been formalized with terms, including interest rate or payment schedules and, accordingly, is presented as a long-term note receivable in the accompanying consolidated balance sheets.  Due to the uncertainty surrounding the collectability of the note, we reserved the note in full as of December 31, 2014.